Allowance for Credit Losses	6 Months Ended
Jun. 30, 2026
Credit Loss [Abstract]
Allowance for Credit Losses

6. Allowance for credit losses

The Company has exposure to credit losses for financial assets, including settlement receivables, accounts receivable, and financial guarantee contracts to the extent that a chargeback claim is made against the Company directly or to the Company’s merchants on card purchases.

The following table summarizes the expected credit allowance activity for settlement receivables, net; accounts receivable, net; and financial guarantee contracts and other, for the six months ended June 30, 2026:

	Accounts receivable, net	Settlement receivables, net (2)	Financial guarantee contracts and other	Total allowance for current expected credit losses
Balance as of December 31, 2025	$9,499	$4,524	$14,445	$28,468
Credit loss expense	22,062	2,614	730	25,406
Recoveries	903	1,878	-	2,781
Write-Offs	(17,764)	(3,738)	(145)	(21,647)
Other (1)	(65)	(383)	(47)	(495)
Balance as of June 30, 2026	$14,635	$4,895	$14,983	$34,513

(1)
Other mainly relates to the impact of foreign exchange.
(2)
Recoveries / (losses) from freestanding credit enhancements related to Settlement receivables, net, were $84 and ($185) for the three months ended June 30, 2026 and 2025, respectively, and $244 and $218 for the six months ended June 30, 2026 and 2025, respectively. Recoveries from freestanding credit enhancements related to Settlement receivables, net are recorded separately from expected credit losses in "Selling, general and administrative" in the unaudited condensed consolidated statement of comprehensive loss.

Credit loss expense for the three months ended June 30, 2026 and 2025 was $9,249 and $7,675, respectively, and for the six months ended June 30, 2026 and 2025 was $25,406 and $14,090, respectively. The increase in credit loss expense for the three and six months ended June 30, 2026 was primarily attributable to higher chargeback related losses within Merchant Solutions, as well as an increase in expected credit loss provisions driven by an increase in the loss‑given‑default assumption. Write-offs for the three months ended June 30, 2026 and 2025 were $10,002 and $9,007, respectively, and for the six months ended June 30, 2026 and 2025 were $21,647 and $22,405, respectively. Write offs for the three months ended June 30, 2026 increased compared to the prior period due to higher write offs in the Merchant Solutions segment attributable to chargeback related losses. Write offs for the six months ended June 30, 2026 decreased compared to the prior period driven by higher write offs in the prior year associated with the direct marketing payment processing business line that was disposed of during the six months ended June 30, 2025, offset partially by increased write offs in the Merchant Solutions segment attributable to chargeback related losses.